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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 27, 2004

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-2)


                   People's Choice Home Loan Securities Corp.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-111811                 92-0181950
         --------                   ----------                 ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

7515 Irvine Center Drive
Irvine, California                                                 92618
------------------                                                 -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 341-2000


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of August 1, 2004 among People's Choice Home Loan Securities Corp., as company, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee. (In accordance with Rule 202 of Regulation S-T, Schedule 1, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              PEOPLE'S CHOICE HOME LOAN
                                              SECURITIES CORP.


                                              By: /s/ Brad Plantiko
                                                 ------------------------
                                              Name:   Brad Plantiko
                                              Title:  Executive Vice President

Dated: September 13, 2004

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement